MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED OCTOBER 25, 2013 TO PROSPECTUS DATED JULY 31, 2013

The Board of Trustees of the Northern Multi-Manager Funds (the “Board”) has approved the termination of Trilogy Global Advisors, LP (“Trilogy”) as a sub-adviser to the Multi-Manager Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), effective October 22, 2013 and the appointment of Oaktree Capital Management, L.P. (“Oaktree”) to sub-advise a portion of the Emerging Markets Equity Fund, effective on or about November 5, 2013. From October 22, 2013 until November 5, 2013, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut are managing the portion of the Emerging Markets Equity Fund previously managed by Trilogy.

All references to Trilogy in the Prospectus are hereby deleted.

1.	The paragraph under the “FUND SUMMARIES — MANAGEMENT” section on page 5 of the Prospectus is replaced with:

Investment Advisers and Sub-Advisers. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., each a subsidiary of Northern Trust Corporation, serves jointly as the investment advisers of the Multi-Manager Emerging Markets Equity Fund. Axiom International Investors LLC, Oaktree Capital Management, L.P. (effective on or about November 5, 2013), PanAgora Asset Management, Inc., Pzena Investment Management, LLC and Westwood Global Investments, LLC each serves as a sub-adviser of the Fund.

2.	The following is added to the “FUND SUMMARIES — PORTFOLIO MANAGERS” table on page 5 of the Prospectus:

	Title	Portfolio Manager of Fund since:
Oaktree Capital Management, L.P.
Frank Carroll	Managing Director and Co-Portfolio Manager	November 2013
Tim Jensen	Managing Director and Co-Portfolio Manager	November 2013

3.	The following is added to the “FUND MANAGEMENT” section beginning on page 38 of the Prospectus:

Oaktree Capital Management, L.P. (“Oaktree”). Oaktree will manage a portion of the Fund effective on or about November 5, 2013. Oaktree is located at 333 S. Grand Avenue, 28th Floor, Los Angeles California 90071. As of June 30, 2013, Oaktree, together with its affiliates, had assets under management of approximately $76.4 billion. Mr. Frank Carroll is a managing director of Oaktree and co-portfolio manager of Oaktree’s emerging markets equities strategies. Mr. Carroll joined Oaktree in 1999 and has been working in the investment field since 1989. Mr. Tim Jensen is a managing director of Oaktree and co-portfolio manager of Oaktree’s emerging markets equities strategies. Mr. Jensen joined Oaktree in 2000 and has been working in the investment field since 1986. Oaktree emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in emerging markets equities.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF SPT (10/13)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN MULTI-MANAGER FUNDS

SUPPLEMENT DATED OCTOBER 25, 2013 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2013

The Board of Trustees of the Northern Multi-Manager Funds (the “Board”) has approved the termination of Trilogy Global Advisors, LP (“Trilogy”) as a sub-adviser to the Multi-Manager Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), effective October 22, 2013 and the appointment of Oaktree Capital Management, L.P. (“Oaktree”) to sub-advise a portion of the Emerging Markets Equity Fund, effective on or about November 5, 2013. From October 22, 2013 until November 5, 2013, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut are managing the portion of the Emerging Markets Equity Fund previously managed by Trilogy.

All references to Trilogy in the SAI are hereby deleted.

1.	The information under the section “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Emerging Markets Equity Fund” beginning on page 53 of the SAI is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager Emerging Markets Equity Fund

Axiom International Investors LLC (“Axiom”)

Oaktree Capital Management, L.P. (“Oaktree”)*

PanAgora Asset Management, Inc. (“PanAgora”)

Pzena Investment Management, LLC (“Pzena”)

Westwood Global Investments, LLC (“Westwood”)

*	Effective on or about November 5, 2013

2.	The following is added to the ownership and control information under the section entitled “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” beginning on page 54 of the SAI:

Oaktree

Oaktree, a Delaware limited partnership, is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a Delaware limited liability company that is publicly-traded on the New York Stock Exchange. OCG is indirectly controlled by Oaktree’s Principals, Howard Marks, Bruce Karsh, John Frank, David Kirchheimer, Kevin Clayton, Steve Kaplan, Larry Keele and Sheldon Stone.

3.	The following information is added to the table that appears in the “PORTFOLIO MANAGERS” section beginning on page 66 of the SAI:

Multi-Manager Emerging Markets Equity Fund	Oaktree
Frank Carroll Tim Jensen

4.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Accounts Managed by the Portfolio Managers – Multi-Manager Emerging Markets Equity Fund” beginning on page 70 of the SAI:

Oaktree

The table below discloses the accounts within each type of category listed below for which Frank Carroll was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)		# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0		0	$0
Northern Institutional Funds:	0	$0		0	$0
Other Registered Investment Companies:	1	$42.1	(1)	1	$42.1	(1)
Other Pooled Investment Vehicles:	2	$372.4		1	$324.4
Other Accounts:	0	$0		0	$0

(1)	The portfolio manager only manages a portion of the account in such category. The market value shown reflects the portion of the account managed by the portfolio manager.

The table below discloses the accounts within each type of category listed below for which Tim Jensen, was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)		# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0		0	$0
Northern Institutional Funds:	0	$0		0	$0
Other Registered Investment Companies:	1	$42.1	(1)	1	$42.1	(1)
Other Pooled Investment Vehicles:	2	$372.4		1	$324.4
Other Accounts:	0	$0		0	$0

(1)	The portfolio manager only manages a portion of the account in such category. The market value shown reflects the portion of the account managed by the portfolio manager.

5.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Material Conflicts of Interest – Multi-Manager Emerging Markets Equity Fund” beginning on page 98 of the SAI:

Oaktree

At Oaktree, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the Fund, these other accounts may include separate accounts and other pooled investment vehicles. Conflicts of interest may arise when an individual portfolio manager has responsibilities for the investments of more than one account because the portfolio manager may be unable to devote equal time and attention to each account. Additionally, individual portfolio managers may make investment decisions on behalf of one account that have the potential to negatively impact another account. Conflicts of interest may also arise when a portfolio manager has a particular financial incentive, such as performance-based management fees, relating to an account. In such an instance, a portfolio manager may perceive an incentive to devote more time to developing and analyzing strategies or allocating securities for accounts for which Oaktree could share in investment gains. Oaktree manages potential conflicts between funds and other types of accounts through allocation policies and procedures and internal review processes. Oaktree has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Consistent with obtaining best execution, brokerage commissions (including dealer spreads paid on certain principal transactions in accordance with SEC interpretations) on accounts’ portfolio transactions may be directed by Oaktree to a broker or dealer in recognition of research services furnished by the broker or dealer or a designated third party (also referred to as “soft dollar benefits”), as well as for services rendered in the execution of orders by such broker or dealer. In considering such research, Oaktree first determines that the product or service will provide lawful and appropriate assistance in the performance of its investment decision-making responsibilities. A determination is then made that the amount of commissions paid is reasonable in light of the value of the brokerage and research services provided. Oaktree does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among clients, believing that the research received is, in the aggregate, of assistance to Oaktree in fulfilling its overall duty to its clients. Oaktree notes that each and every research service may not be used to service each and every account managed by Oaktree and Oaktree may use research services to service accounts that did not pay commissions to the broker-dealers providing such research services. Moreover, Oaktree may benefit from these services as it may not have to pay for such research services and products out of its own resources.

The receipt of investment research and information and related services permits Oaktree to supplement its own research and analysis and makes available to Oaktree the views and information of individuals and research staffs of other firms. The views and information include written materials on certain companies, industries, areas of the economy or market factors and other areas which might affect the economy or securities prices. Research services may also include statistical information; accounting and tax law interpretations that relate to an investment; political developments that may affect investments and the markets in which Oaktree invests; legal developments affecting portfolio securities; technical market actions; pricing and appraisal services; credit, risk measurement and performance analysis; analysis of corporate responsibility issues; portfolio strategy; and analytic computer software. They may also include advice from broker or dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they may include recommendations as to the purchase and sale of individual securities and timing of transactions.

These research services may be received through on-line information services provided by the broker or dealer or a designated third party. Due to the receipt of various research materials through on-line services, products may include software used in connection with gaining access to the information and may be considered a mixed-use item, having both research and non-research functions. When products or services, including on-line services, are used for both research and other purposes, Oaktree makes a good faith allocation of the cost of the product or service between the research and non-research functions. The non-research portion will be paid in cash by Oaktree, while the portion attributable to research will be paid through brokerage commissions. Brokers or dealers selected by Oaktree may be paid commissions for effecting transactions for Oaktree’s clients in excess of the amounts other brokers or dealers would have charged for effecting these transactions if Oaktree determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by such brokers or dealers, viewed either in terms of a particular transaction or Oaktree’s overall duty to its discretionary accounts.

During its last fiscal year, Oaktree did not direct any client transactions to a particular broker-dealer in return for soft dollar benefits.

6.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager Emerging Markets Equity Fund” beginning on page 126 of the SAI:

Oaktree

The compensation for Frank Carroll and Tim Jensen, Managing Directors for Oaktree and portfolio managers for the Fund, generally consists of distributions under Oaktree’s equity plan and participation in the profitability of the funds they manage. Equity participation vests over a multi-year period. The value of the Messrs. Carroll and Jensen’s equity participation is a function of the firm’s profitability and the individual’s responsibilities and performance, and is not specifically dependant on the performance of the Fund or any other client’s asset, on an absolute basis or relative to the applicable specific benchmark or the growth of the Fund’s or any other client’s assets, except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. Messrs. Carroll and Jensen also receive a percentage of the profits earned on any client portfolios that they manage. As a result, their compensation generally increases or decreases with the size and performance of such assets.

7.	The following information, as of June 30, 2013, is added under the section entitled “PORTFOLIO MANAGERS – Disclosure of Securities Ownership” beginning on page 138 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Oaktree
Frank Carroll	Multi-Manager Emerging Markets Equity Fund	$0
Tim Jensen	Multi-Manager Emerging Markets Equity Fund	$0